PROSPECTUS                                                    OCTOBER 31, 2000

                            BRANDYWINE ADVISORS FUND

     "NEVER INVEST IN THE STOCK MARKET -- INVEST IN INDIVIDUAL BUSINESSES."

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

QUESTIONS YOU SHOULD ASK
  BEFORE INVESTING IN BRANDYWINE
  ADVISORS FUND                                                             1

FEES AND EXPENSES                                                           2

INVESTMENT OBJECTIVE, STRATEGIES
  AND RISKS                                                                 2

MANAGEMENT OF THE FUND                                                      3

DETERMINING NET ASSET VALUE                                                 4

ABOUT OUR MINIMUM REQUIREMENTS
  FOR INITIAL INVESTMENT                                                    4

INVESTING IN BRANDYWINE
  ADVISORS FUND                                                             5

   How to Open Your Brandywine
     Advisors Fund Account                                                  5

   How to Buy Additional Shares of
     Brandywine Advisors Fund                                               6

   How to Sell Shares of
     Brandywine Advisors Fund                                               6

   Payment of Redemption Proceeds                                           7

DIVIDENDS, DISTRIBUTIONS
  AND TAXES                                                                 8

SHAREHOLDER STATEMENTS
  AND REPORTS                                                               8

ACCOUNT SERVICES AND POLICIES                                               8

SHARE PURCHASE APPLICATION                                                 11

                               A WORD ABOUT RISK

  Look for this "warning flag" symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder, will confront.

                            QUESTIONS YOU SHOULD ASK
                              BEFORE INVESTING IN
                            BRANDYWINE ADVISORS FUND

1. WHAT IS THE FUND'S GOAL?

  Brandywine Advisors Fund seeks capital appreciation.

2. WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

  Brandywine Advisors Fund invests principally in common stocks of U.S. companies, and, to a lesser extent, in equity securities of foreign issuers usually those which are publicly traded in the United States either directly or through American Depositary Receipts ("ADRs"). It utilizes a fundamentals-driven, company-by-company investment approach that is based on the belief that you should invest in individual businesses, not in the stock market. Brandywine Advisors Fund will invest in companies in a broad range of industries but generally focuses on companies whose earnings are growing by at least 20% per year and whose stocks sell at reasonable price-to-earnings ratios. Brandywine Advisors Fund primarily invests in companies having market capitalizations between $1 billion and $15 billion. It invests in fundamentally sound companies that are experiencing a positive change.

  The Fund adheres to a firm sell discipline.  The Fund will sell a stock:

  o With deteriorating fundamentals such as contracting margins or reduced revenue growth

  o   When investor expectations have become unrealistically high

  o   When it finds a better investment

  While this sell discipline is likely to cause the Fund to have an annual portfolio turnover rate of approximately 200%, it also causes the Fund to keep seeking better investment alternatives.

3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

  The Fund invests principally in common stocks. The prices of the stocks in which the Fund invests may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Fund invests as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged. As a consequence, investors in the Fund may lose money.

  Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

  The Fund is actively managed and will have high portfolio turnover. High portfolio turnover necessarily results in greater transaction costs, such as brokerage commissions, which the Fund must pay and short term capital gains (or losses) to investors. Greater transaction costs may reduce Fund performance. Distributions to shareholders of short-term capital gains are taxed as ordinary income under current federal income tax laws.

  The Fund is a suitable investment only for those investors who have long-term investment goals such as investing for retirement. If you may need to redeem your shares in a hurry, or if you are uncomfortable with an investment that will fluctuate in value, the Fund may not be the right choice for you.

4. HOW HAS THE FUND PERFORMED?

  The Fund will commence operations on or after October 31, 2000 and therefore has no investment performance information to provide investors.

                               FEES AND EXPENSES

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

   Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     percentage of offering price).                         None

   Maximum Deferred Sales Charge (Load)                     None

   Maximum Sales Charge (Load)
     Imposed on Reinvested
     Dividends and Distributions                            None

   Redemption Fee                                           None*<F1>

   Exchange Fee                                             None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

   Management Fees                                         1.00%

   Distribution and/or Service (12b-1) Fees                0.25%

   Other Expenses                                          0.40%**<F2>
                                                           -----

   Total Fund Operating Expenses                           1.65%
                                                           -----

 *<F1> The Transfer Agent charges a fee of $12.00 for each wire redemption. **<F2> Based on our estimate for the fiscal year ending September 30, 2001.

Example:

  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                           1 YEAR             3 YEARS
                           ------             -------
                            $168                $520

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
                        THE FUND'S INVESTMENT OBJECTIVE

  The Fund's investment objective is capital appreciation. The Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund may not appreciate and investors may lose money.

  The Fund will not take temporary defensive positions. However it will invest in money market instruments such as United States Treasury Bills, commercial paper and repurchase agreements and hold some cash so that it can pay expenses and satisfy redemption requests. The Fund's investments in money market instruments and cash will not exceed 10% of the Fund's net assets, except for short-term portfolio repositioning.

                        THE FUND'S INVESTMENT STRATEGIES

  The Fund's investment adviser believes the Fund is most likely to achieve its investment objective if it consistently invests in companies whose earnings exceed the expectations of the investment community. Accordingly, the Fund invests in fundamentally sound companies that are experiencing a positive change. The Fund's investment adviser believes fundamentally sound companies generally have some or all of the following attributes:

      Earnings growth of over 20% annually
      High rates of profitability
      Strong balance sheets
      High quality of earnings (i.e. earnings realized through the normal sale of products or services rather than earnings or losses from non-recurring events)

  The positive change could be:

      New products
      New management
      An acquisition or divestiture
      Legislative changes

  The Fund typically does not invest in companies with high price-to-earnings ratios because these companies are less likely to perform better than the investment community expects. The Fund is generally more likely to invest in lesser known companies moving from a lower to higher market share position within their industry groups than the largest and best known companies in such groups.

                               PRINCIPAL RISKS OF
                             INVESTING IN THE FUND

  Investing in shares of common stock or in ADRs involves risks. The common stocks or ADRs in which the Fund invests may decline in value for any number of reasons. If that happens, the value of your investment will decline as well. The following are some of the main reasons why common stocks or ADRs purchased by the Fund may decline in value.

   1. The Fund's investment adviser was incorrect in its assessment of a company's prospects.

   2. The Fund's investment adviser was correct in its assessment of a company's prospects, but the company was out-of-favor with other investors.

   3. Investor psychology in the marketplace shifted from equity securities in general to other assets such as debt securities or money market instruments (sometimes called "a flight to safety").

                             MANAGEMENT OF THE FUND

                               ABOUT THE ADVISER

  Friess Associates, Inc. (the "Adviser"), 115 East Snow King Avenue, P.O. Box 576, Jackson, Wyoming 83001, manages the investment portfolio for the Fund. In addition to the Fund, Friess Associates is the investment adviser to Brandywine Fund, Brandywine Blue Fund and individual and institutional clients with substantial investment portfolios. Friess Associates was established in 1974 and was incorporated in 1980; it is wholly owned by Foster S. Friess and Lynnette E. Friess, who are the sole directors and the sole officers of Friess Associates, Inc.

                                  COMPENSATION

  As the investment adviser to the Fund, the Adviser manages the Fund's investment portfolio. The Fund pays the Adviser an annual investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 1% of the net assets of the Fund.

                              INVESTMENT DECISIONS

  The Adviser supervises the investment portfolio of the Fund, directing the purchase and sale of investment securities in the day to day management of the Fund. All investment decisions are made by a team of investment professionals representing the Adviser, any of whom may make recommendations subject to the final approval of Foster Friess or another senior member of the Adviser's management team to whom he may delegate the authority. Mr. Friess is also President and Chairman of the Board of Friess Associates, Inc. and Friess Associates of Delaware, Inc.

                        PRIOR INVESTMENT PERFORMANCE OF
                        ACCOUNTS MANAGED BY THE ADVISER

  The Adviser has experience managing accounts with the same investment objective as the Fund. The data set forth below illustrates the investment performance of all separately managed accounts (and Brandywine Fund and Brandywine Blue Fund) that are managed with substantially similar (although not identical) objectives, policies and strategies of those of the Fund and compares the performance to the S&P 500 Index, the Nasdaq Industrials Index, the Russell 2000 Index and the S&P MidCap 400 Index. This composite, the Friess Associates, Inc. Composite ("Composite"), does not include all of the assets under management of the Adviser and may not accurately reflect the performance of all accounts managed by the Adviser. The accounts included in the Composite were managed with substantially similar (although not identical) objectives, policies and strategies as those used by the Fund. All performance data is historical and investors should not consider this performance data as an indication of the future performance of the Fund or the results an individual investor might achieve by investing in the Fund. Investors should not rely on the historical performance of the Adviser when making an investment decision.

  All returns are time-weighted total rates of return and include the reinvestment of dividends. The performance information for the Composite is net of the advisory fees charged by the Adviser to the accounts comprising the Composite (1.0%) and all other expenses (except, for accounts other than Brandywine Fund and Brandywine Blue Fund, custody and related expenses). The performance information for the Composite does not reflect the assessment of expenses (other than investment advisory fees) equivalent to the Fund's operating expenses. The fees and expenses of the Composite were less than the annual expenses of the Fund. The performance of the Composite would have been lower had the Composite incurred the higher fees and expenses of the Fund. The net effect of the deduction of the Fund's advisory fee and other operating expenses on annualized performance, including the compounded effect over time, may be significant. The performance of each of the indexes does not reflect any expenses or fees. The Composite was not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If it had been, its performance may have been adversely affected.

  The performance information for the Composite and each of the S&P 500 Index, the Nasdaq Industrials Index, the Russell 2000 Index and the S&P MidCap 400 Index is based on data supplied by the Adviser or from statistical services, reports or other sources which the Adviser believes are reliable. This performance information has not been verified by any third party and is unaudited.

                       COMPOUNDED ANNUAL RATES OF RETURN

(FOR THE PERIOD                1            3             5            10
  ENDED JUNE 30, 2000)       YEAR         YEARS         YEARS         YEARS
---------------------        ----         -----         -----         -----
Composite(1)<F3>            51.53%        20.40%       20.73%        19.67%
S&P 500 (2)<F4>              7.24%        19.66%       23.81%        17.78%
Nasdaq(3)<F5>               29.15%        21.22%       18.94%        15.49%
Russell 2000(4)<F6>         14.32%        10.57%       14.27%        13.56%
S&P MidCap 400(5)<F7>       15.62%        18.89%       19.54%        15.94%

(1)<F3> The calculation of the rates of return was performed in accordance with the principles set forth in the Performance Presentation Standards endorsed by the Association for Investment Management and Research ("AIMR"). Other performance calculation methods, including the SEC method may produce different results. The AIMR performance presentation criteria require the presentation of at least a ten-year performance record or performance for the period since inception, if shorter.
(2)<F4> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Rating Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index. The performance of the Index assumes reinvestment of dividends.
(3)<F5> The Nasdaq Industrials Index is capitalization-weighted to measure the performance of all Nasdaq stocks in the industrial sector and does not include income.
(4)<F6> The Russell 2000 Index is an unmanaged index which assumes reinvestment of dividends on securities in the Index. The Russell 2000 Index is composed of the 2000 smallest stocks in the Russell 3000 Index.
(5)<F7> The S&P MidCap 400 Index is a capitalization weighted index of 400 domestic stocks measuring the performance of the mid-size company segment of the U.S. stock market and does not include income.

  Please remember that past performance is not necessarily an indication of future performance. Investors should also be aware that other performance calculation methods may produce different results, and that comparisons of investment results should consider qualitative circumstances and should be made only for portfolios with generally similar investment objectives.

                         SERVICE AND DISTRIBUTION PLAN

  The Fund has adopted a service and distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan the Fund may pay distribution and shareholder servicing fees for the sale of its shares and for services provided to its shareholders at an annual rate of up to 0.25% of the Fund's average net assets. Since these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than other types of sales charges.

                          DETERMINING NET ASSET VALUE

  The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called the net asset value ("NAV"). The Fund calculates NAV as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on most national holidays and on Good Friday. The Fund calculates NAV based on the market price of the securities (other than money market instruments) it holds. It values most money market instruments it holds at their amortized cost.

  If the transfer agent, Firstar Mutual Fund Services, LLC, receives your request to buy or to sell shares by the close of regular trading on the New York Stock Exchange, your transaction will be priced at that day's NAV. If the transfer agent receives your request after that time, it will be priced at the next business day's NAV.

  The Fund's NAV can be found daily in the mutual fund listings of most major newspapers under the heading "Brandywine Funds".

             ABOUT OUR MINIMUM REQUIREMENTS FOR INITIAL INVESTMENT

  The Fund's shares are primarily sold through broker-dealers, financial institutions or other service providers ("Servicing Agents") with whom the Fund has entered into an agreement. Shares sold through these Servicing Agents are not subject to any minimum investment requirements.

  The Board of Directors has established $100,000 as the minimum initial investment in the Fund for shares that are not sold through Servicing Agents.

  Employees, officers and directors of the Funds or the Adviser or firms providing contractual services to the Fund, members of their immediate families (spouses, siblings, parents, children and grandchildren) and retirement plans and trusts for their benefit may purchase shares without regard to the minimum. The Fund's officers may also, but are not required to, waive or lower the minimum requirements for shareholders' spouses, parents, children and grandchildren under special circumstances, considering the additional shares to be an extension of the investment of the first shareholder.

                                  INVESTING IN
                            BRANDYWINE ADVISORS FUND

  Our goal is to make it easy and pleasant for you to do business with us. This section will help you become familiar with the many different services we offer to you as a shareholder.

                                HOW TO OPEN YOUR
                        BRANDYWINE ADVISORS FUND ACCOUNT

1.   Read this prospectus carefully.

2.   Determine how much you want to invest.

MINIMUM INVESTMENTS ARE AS FOLLOWS:

TO OPEN A NEW ACCOUNT                $100,000
TO ADD TO AN EXISTING ACCOUNT          $1,000

3. Complete the appropriate parts of the purchase application at the back of this prospectus, carefully following the instructions. (Additional purchase applications may be obtained from the Fund.)

     Please be sure to provide your Social Security or taxpayer identification number on the application. If you have questions, please contact our Investor Service Representatives at 1-877-636-6460 or 1-414-765-4124.

4. Complete the appropriate parts of the account privileges section of the application. By applying for privileges, such as telephone redemption, electronic transfer and wire transfer now, you can avoid the delay and inconvenience later of having to file an additional form. To add these privileges at a later date would require a signature guarantee. See "To Obtain a Signature Guarantee" on page 7.

5.   Make your check payable to Brandywine Advisors Fund.

     All checks must be drawn on U.S. banks. The transfer agent will not accept cash or third party checks.

     FIRSTAR MUTUAL FUND SERVICES, LLC, THE FUND'S TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

6.   Send application and check to:

BY MAIL

     FOR FIRST CLASS MAIL
     Brandywine Advisors Fund
     c/o Firstar Mutual Fund Services, LLC
     P.O. Box 701
     Milwaukee, WI 53201-0701

     FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL:
     Brandywine Advisors Fund
     c/o Firstar Mutual Fund Services, LLC
     615 E. Michigan St., 3rd Floor
     Milwaukee, WI 53202-5207

     PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

BY WIRE

     If you wish to open an account by wire, please call 1-877-636-6460 or 1-414-765-4124 prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds.

     WIRE TO:
     Firstar Bank, N.A.
     777 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202
     ABA 042000013

     CREDIT:
     Firstar Mutual Fund Services, LLC
     Account 112-952-137

     FURTHER CREDIT:
     Brandywine Advisors Fund
     (shareholder account number)
     (shareholder registration)

     You must then send a properly signed share purchase application marked "FOLLOW UP." Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. THE FUND AND FIRSTAR BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

THROUGH BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

  Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis. This means that the broker-dealer will pay for, and the Fund will issue, the shares on the third business day following the day the Fund receives the purchase order.

  The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing agents may:

  1. Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This means that all purchases made through Servicing Agents are not subject to the Fund's minimum investment requirements.

  2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

  3. Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

  4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

  5. Be authorized to accept purchase orders on the Fund's behalf. This means that the Fund will process the purchase order at the NAV which is determined following the Servicing Agent's acceptance of the customer's order.

  If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND

  The Fund may reject any purchase application for any reason. The Fund will not accept purchase orders made by telephone, unless either they are from a Servicing Agent which has an agreement with the Fund or made in accordance with the wiring instructions on page 5.

SHARE CERTIFICATES

  Shares are credited to your account and certificates are not issued.

                            HOW TO GET IN TOUCH WITH
                            BRANDYWINE ADVISORS FUND

       If you have any questions, please call one of our Investor Service
                             Representatives at:

                        1-877-636-6460 or 1-414-765-4124

                  Monday - Friday  8:00 a.m. - 7:00 p.m. CST.

                        HOW TO BUY ADDITIONAL SHARES OF
                            BRANDYWINE ADVISORS FUND

  You may purchase additional shares (at least $1,000) by mailing your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form or by following the wiring instructions on page 5. The Fund does not accept telephone orders for purchase of shares.

  Make your check payable to Brandywine Advisors Fund.

  All checks must be drawn on U.S. banks. The Fund will not accept cash or checks made payable to third parties.

                             HOW TO SELL SHARES OF
                            BRANDYWINE ADVISORS FUND

IMPORTANT TAX NOTE:

  ANY SALE OR EXCHANGE OF SHARES IN A NON-RETIREMENT ACCOUNT COULD RESULT IN A TAXABLE GAIN OR LOSS. THE RECEIPT OF PROCEEDS OF THE REDEMPTION OF SHARES HELD IN AN IRA WILL CONSTITUTE A TAXABLE DISTRIBUTION OF BENEFITS FROM THE IRA UNLESS A QUALIFYING ROLLOVER CONTRIBUTION IS MADE.

  You may sell (redeem) some or all of your shares at any time during normal business hours.

  YOU WILL NEED TO ASSEMBLE THE FOLLOWING INFORMATION:

  o   the account number(s)

  o   the amount of money or number of shares being redeemed

  o   the names on the account

  o   your daytime phone number

  o the signature(s) of all registered account owners, if you plan to request a redemption in writing

  o a signature guarantee is also required under special circumstances, including...

      1. If you wish the check to be sent to an address or person other than as registered with the Fund.
      2. You would like the check mailed to an address which has been changed within 30 days of the redemption request.

  o additional documentation may be required for redemptions by corporations, executors, administrators, trustees, guardians or others who hold shares in a fiduciary or representative capacity. Contact the Fund's transfer agent, Firstar Mutual Fund Services, LLC, in advance at
      1-877-636-6460 or 1-414-765-4124.

TO OBTAIN A SIGNATURE GUARANTEE

  A signature guarantee assures that a signature is genuine. It protects shareholders from unauthorized account transfers. You may obtain a signature guarantee from a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution.
A NOTARIZED SIGNATURE IS NOT ACCEPTABLE.

SEND A LETTER OF INSTRUCTION

  Include with your letter the necessary information you have already assembled.

THE PRICE YOU WILL RECEIVE FOR YOUR SHARES

  The redemption price per share is the next determined NAV after Firstar Mutual Fund Services, LLC, the Fund's transfer agent, receives your written request in proper form with all the required information listed above.

BY MAIL

  FOR FIRST CLASS MAIL
  Brandywine Advisors Fund
  c/o Firstar Mutual Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI 53201-0701

  FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL:
  Brandywine Advisors Fund
  c/o Firstar Mutual Fund Services, LLC
  615 E. Michigan St., 3rd Floor
  Milwaukee, WI 53202-5207

  PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

BY TELEPHONE

  Instruct Firstar Mutual Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the share purchase application.

  Assemble the same information that you would include in the letter of instruction for a written redemption request.

  Call Firstar Mutual Fund Services, LLC at 1-877-636-6460 or 1-414-765-4124. PLEASE DO NOT CALL THE FUND OR THE ADVISER.

  REDEMPTION BY TELEPHONE IS NOT AVAILABLE FOR IRA ACCOUNTS. FOR MORE INFORMATION ON TELEPHONE REDEMPTIONS, PLEASE READ THE SECTION ENTITLED "ACCOUNT SERVICES AND POLICIES" ON PAGE 9.

THROUGH SERVICING
AGENTS

  If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

                         PAYMENT OF REDEMPTION PROCEEDS

A CHECK WILL BE MAILED TO YOU

  A check in payment for your redeemed shares will be mailed to you at your address of record no later than the seventh day after Firstar Mutual Fund Services, LLC receives your valid request.

  Exception: If the shares being redeemed were purchased by check, the Fund may delay the payment of your redemption proceeds until it is reasonably satisfied the check has cleared. This normally may take up to 3 days from the date of purchase for local personal or corporate checks and up to 7 days from the date of purchase for other personal or corporate checks.

  If you redeem by telephone, Firstar Mutual Fund Services, LLC normally will transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either electronic funds transfer or wire. If you redeem shares through a Servicing Agent, you will receive your redemption proceeds in accordance with the procedures established by the Servicing Agent.

ELECTRONIC TRANSFERS

  If you have established this option, your redemption proceeds can be electronically transferred to your designated bank account. An Electronic Funds Transfer ("EFT") generally takes up to 3 business days to reach the shareholder's bank account. There is no fee for this option.

BY WIRE

  If you have established this option, your redemption proceeds can be wired directly into your designated bank account. The transfer agent, Firstar Mutual Fund Services, LLC, currently charges a $12 fee for each wire, which is deducted from the shareholder's account.

                            DIVIDENDS, DISTRIBUTIONS
                                   AND TAXES

  The Fund intends to distribute annually all of its net earnings in the form of dividends and capital gains distributions. As long as the Fund meets the requirements for being a regulated investment company, which is its intent, it pays no federal income tax on the earnings it distributes to shareholders. Consequently, distributions shareholders receive from the Fund, whether reinvested in additional shares of the Fund or taken as cash, are taxable to the shareholder in all accounts except tax-exempt accounts.

  Income dividends come from the dividends that the Fund earns from its holdings as well as interest it receives from its cash investments, less expenses. Capital gains are realized whenever the Fund sells securities for higher prices than it paid for them. These capital gains are either short term or long term depending on how long the Fund held the securities.

  Most investors have their dividends and capital gains distributions reinvested in additional shares of the Fund. When you open an account, you must specify on your application how you want to receive your distributions. YOU MAY CHANGE YOUR DISTRIBUTION OPTION ANYTIME BY WRITING OR CALLING THE FUND AT 1-877-636-6460 OR 1-414-765-4124.

  You can receive distributions of dividends and capital gains in two ways:

1.REINVESTMENT

  Dividends and capital gains are automatically reinvested in additional shares of the Fund, unless you request them to be paid in cash. You will be advised of the number of shares purchased and the price paid following each reinvestment. The amount so reinvested is added to the basis value of your total investment.

2.DIVIDENDS AND CAPITAL GAINS IN CASH

  Both dividends and capital gains are paid in cash. You may choose to have such amounts mailed to you, or forwarded by EFT (Electronic Funds Transfer) to your account.

  THE PRIMARY DISTRIBUTION WILL NORMALLY BE MADE NEAR THE END OF OCTOBER, FOLLOWING THE CLOSE OF THE FUND'S FISCAL YEAR, WITH A SECOND DISTRIBUTION, IF REQUIRED, AT THE END OF DECEMBER.

  In January, the Fund will mail you Form 1099 detailing your dividends and capital gains distributions and their federal tax status, although you should verify your tax liability with your tax adviser.

  Even if you buy shares shortly before or on the "record date", the date that establishes you as the person to receive the upcoming distribution, you will receive the full taxable distribution. This may seem unfair to a taxable investor who has yet to enjoy the returns which generated the distribution. However, your future tax liability may be reduced as a result of the distribution. In any case, you may wish to consider the Fund's record date before investing.

  The receipt of proceeds of the redemption of shares held in an IRA will constitute a taxable distribution of benefits from the IRA unless a qualifying rollover contribution is made.

                             SHAREHOLDER STATEMENTS
                                  AND REPORTS

  To help you keep accurate records, we will send you a confirmation immediately following each transaction you make. In January, we will send you a clear, concise statement detailing all your transactions during the year. For taxable accounts, this year-end statement also includes the 1099 information indicating the tax status of any dividends and capital gains distributions made to you. Information on the status of your account is always available by telephone.

  Four times a year, the Adviser will send you a report on the Fund. These comprehensive reports include an assessment of the Fund's performance, various comparisons to benchmarks, an overview of the markets, a report from the Adviser, listings of the Fund's holdings and other items of interest. The Adviser may also provide interim letters to update shareholders about important matters.

                         ACCOUNT SERVICES AND POLICIES

IMMEDIATE BALANCE INFORMATION

  Through an electronic Voice Response Unit (VRU) we offer 24-hour a day shareholder service. Just call 1-877-636-6460 for an update on your account balance or latest share prices. The VRU will guide you to your desired information. Remember to have your account number handy.

WEBSITE

  Visit Brandywine Advisors Fund's site at:
     http://www.brandywinefunds.com

ACCOUNT MINIMUMS

  The Fund reserves the right to redeem the shares held in any account, other than an IRA or an account with a Servicing Agent, if at the time of any exchange or redemption of shares in the account, the value of the remaining shares in the account falls below $25,000. The shareholder will be notified that the value of his account is less than the minimum and allowed at least 60 days to make an additional investment.

TELEPHONE TRANSACTIONS

  It may be difficult to reach the Fund by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, you may have to send written instructions.

  Neither the Fund nor Firstar Mutual Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.

  Procedures for telephone redemptions may be modified or terminated at any time by the Fund or its transfer agent, Firstar Mutual Fund Services, LLC.

  The Fund reserves the right to refuse a telephone redemption request if it is believed advisable to do so.

ADDRESS CHANGES

  To change the address on your account, call Firstar Mutual Fund Services, LLC at 1-877-636-6460 or 1-414-765-4124. Any written redemption request received within 30 days after an address change, whether such address change is made in writing or by telephone, must be accompanied by a signature guarantee. NO TELEPHONE REDEMPTIONS WILL BE ALLOWED WITHIN 30 DAYS OF AN ADDRESS CHANGE.

TEMPORARY SUSPENSION OF SERVICES

  The Fund can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                            BRANDYWINE ADVISORS FUND

                        (BRANDYWINE ADVISORS FUND LOGO)

                            Brandywine Advisors Fund
                               3711 Kennett Pike
                                 P.O. Box 4166
                           Greenville, Delaware 19807
                           E-mail: bfunds@friess.com
                    Website: http://www.brandywinefunds.com
                        1-877-636-6460 or 1-414-765-4124

To learn more about Brandywine Advisors Fund, you may want to read the Statement of Additional Information (or "SAI") which contains additional information about the Fund. The Brandywine Advisors Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about Brandywine Advisors Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the fiscal year.

The SAI and the Fund's annual and semi-annual reports are available, without charge, by calling 1-877-636-6460 or 1-414-765-4124 or by writing to:

  Brandywine Advisors Fund
  3711 Kennett Pike
  P.O. Box 4166
  Greenville, Delaware 19807

Prospective investors and shareholders who have questions about Brandywine Advisors Fund may also call the above numbers or write to the above address.

The general public can review and copy information about Brandywine Advisors Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about Brandywine Advisors Fund are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

  Public Reference Section
  Securities and Exchange Commission
  Washington, D.C. 20549-6009

Please refer to Brandywine Advisors Fund's Investment Company Act File No. 811-06221 when seeking information about the Fund from the Securities and Exchange Commission.